Goodwill (Tables)	12 Months Ended
Dec. 31, 2023
Goodwill [Abstract]
Schedule of Weighted Average Cost of Capital as Discount Rate	Discount rates reflect management’s estimates of the specific risks. Management uses a weighted average cost of capital as a discount rate. The discount rates used in the calculation are presented below:
	2023	2022
GEO	9.5%	9.0%
LEO	Midpoint between 15% and 20%	Midpoint between 15% and 20%
U.S. C-band clearing proceeds	N/A	9.0%